--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
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IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 Superior National Insurance Group   )                  STATEMENT NO.  12
                                     )           FOR THE PERIOD FROM:   1-Mar-01
                               DEBTOR)                            TO:  31-Mar-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP Payroll       DIP WCMA/MLIF   DIP Operating       Pre-Petition
                                                        Account            Account          Account        Payroll Account
                                                      -------------------------------------------------------------------------
                                                                                                           CLOSED 5/12/00
                                                      -------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $6,786,952.94    $3,334,367.70     $330,319.36         $127,139.87

B.  Less: Total Disbursements Per All Prior            $6,751,058.59    $2,722,065.09       $7,265.45         $127,139.87
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                     $35,894.35      $612,302.61     $323,053.91               $0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                                $292,277.10      $216,816.01           $0.00               $0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                    $328,171.45      $829,118.62     $323,053.91               $0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                                 $63,981.82      $320,057.39     $221,935.26               $0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                       $264,189.63      $509,061.23     $101,118.65               $0.00

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------
                                                      Pre-Petition Money        Pre-Petition            Pre-Petition
                                                       Operating Account       Operating Account         Investment Account
                                                        Imperial Bank          Bank of Bermuda
                                                      -------------------------------------------------------------------
                                                        CLOSED 5/18/00          CLOSED 5/31/00           CLOSED 5/31/00
                                                      -------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements              $84.46                 $45.84                     $12.16

B.  Less: Total Disbursements Per All Prior                      $84.46                 $45.84                     $12.16
          Interim Statements
                                                      -------------------------------------------------------------------
C.  Beginning Balance                                             $0.00                  $0.00                      $0.00

                                                      -------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                                         $0.00                  $0.00                      $0.00

                                                      -------------------------------------------------------------------
E.  Balance Available                                             $0.00                  $0.00                      $0.00

                                                      -------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                                         $0.00                  $0.00                      $0.00

                                                      -------------------------------------------------------------------
G.  Ending Balance                                                $0.00                  $0.00                      $0.00

                                                      -------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1). DIP Payroll Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15818-20438

    (2). DIP WCMA/MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402


          (b) Account Number                    77M07W63

    (3). DIP Operating Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15815-16527

    (4).  Pre-Petition Payroll Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    14173-04996       CLOSED 5/12/00

    (5). Pre-Petition Operating Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-081-275        CLOSED 5/15/00

    (6). Pre-Petition Operating Account

          (a) Depository Name and Location      Bank of Bermuda, 6 Front
                                                Street, Hamilton HM 11, Bermuda

          (b) Account Number                    1010-584560       CLOSED 5/19/00

    (7). Pre-Petition Investment Account

          (a) Depository Name and Location      Bank of New York, 700 S. Flower
                                                Street, 2nd Floor, Los Angeles,
                                                CA 90017

          (b) Account Number                    350776            CLOSED 5/31/00

I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 4/20/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

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                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
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-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 Superior National Insurance Group   )                  STATEMENT NO.  12
                                     )           FOR THE PERIOD FROM:   1-Mar-01
                               DEBTOR)                            TO:  31-Mar-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      Pre-Petition  Pre-Petition Monarch    Pre-Petition        Pre-Petition
                                                      MLIF Account      Funds Account     Preemptive Rights   Operating Account
                                                                                           Holding Account         Chase
                                                      -------------------------------------------------------------------------
                                                       CLOSED 6/6/00    CLOSED 6/6/00      CLOSED 5/15/00      CLOSED 5/18/00
                                                      -------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $1,215,440.20          $173.00               $0.00                 $0.00

B.  Less: Total Disbursements Per All Prior            $1,215,439.74          $173.00               $0.00                 $0.00
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                          $0.46            $0.00               $0.00                 $0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                                      $0.00            $0.00               $0.00                 $0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                          $0.46            $0.00               $0.00                 $0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                                      $0.00            $0.00               $0.00                 $0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                             $0.46            $0.00               $0.00                 $0.00

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------
                                                         Pre-Petition          Pre-Petition            Pre-Petition
                                                        Equity Account       Concentration Acct      Accounts Payable
                                                                              Bank of America         Bank of America
                                                      -------------------------------------------------------------------
                                                       CLOSED 5/15/00          CLOSED 5/10/00        CLOSED 5/15/00
                                                      -------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements         $0.00                  $0.00                   $0.00

B.  Less: Total Disbursements Per All Prior                 $0.00                  $0.00                   $0.00
          Interim Statements
                                                      -------------------------------------------------------------------
C.  Beginning Balance                                       $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                                   $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
E.  Balance Available                                       $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                                   $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
G.  Ending Balance                                          $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (7). Pre-Petition MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402

          (b) Account Number                    77M07K15          CLOSED 6/6/00

    (8). Pre-Petition Monarch Funds Account

          (a) Depository Name and Location      Imperial Bank-Monarch Funds,
                                                PO Box 446, Portland, ME 04112

          (b) Account Number                    10-00054585-31-01 CLOSED 6/6/00

    (9). Pre-Petition Preemptive Rights
         Holding Account

          (a) Depository Name and Location      Imperial Bank-Monarch Funds,
                                                PO Box 446, Portland, ME 04112

          (b) Account Number                    17-108-832        CLOSED 5/15/00

   (10). Pre-Petition Operating Account

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245

          (b) Account Number                    910-2-662864      CLOSED 5/18/00

   (11). Pre-Petition Equity Account

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245

          (b) Account Number                    910-2-662856      CLOSED 5/15/00

   (12). Pre-Petition Concentration Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    14173-04939       CLOSED 5/10/00

   (13). Pre-Petition Accounts Payable Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    77650-01167       CLOSED 5/15/00